UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

_______________________________________

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KIRKLAND’S, INC.

_________________________________________________

(Name of registrant as specified in its charter)

_________________________________________

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

KIRKLAND'S, INC.

2022 Annual Meeting
Vote by June 21, 2022 11:59 PM ET. For shares held in a Plan, vote by June 19, 2022 11:59 PM ET.

Kirkland's Home

KIRKLAND'S, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
PO BOX 1342
BRENTWOOD, NY 11717

D82590-P74117

You invested in KIRKLAND'S, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 22, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and the Annual Report to Shareholders, which includes a copy of the 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 22, 2022
9:00 AM CDT

Kirkland's Home Corporate Offices
5310 Maryland Way
Brentwood, TN 37027

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Class II Directors for a three-year term expiring at the 2025 Annual Meeting. **Nominees:** 1a. Susan S. Lanigan	For
1b. Charlie Pleas, III	For
1c. Steven C. Woodward	For
Election of a Class III Director for a one-year term expiring at the 2023 Annual Meeting. **Nominee:** 1d. Jill A. Soltau	For
2. To approve, on an advisory basis, compensation for our named executive officers.	For
3. Ratification of the selection of Ernst & Young LLP as our Independent Registered Public Accounting Firm for fiscal 2022.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D82591-P74117